UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
310 Seven Springs Way, Suite 500
Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)
(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.
As previously disclosed, on August 31, 2017, Surgery Partners, Inc. (the “Company”) completed the sale and issuance of 310,000 shares of preferred stock, par value $0.01 per share, of the Company, designated as 10.00% Series A Convertible Perpetual Participating Preferred Stock (the “Series A Preferred Stock”) to BCPE Seminole Holdings LP (“BCPE”), an affiliate of Bain Capital Private Equity, at a purchase price of $1,000.00 per share in cash.
Pursuant to the Certificate of Designations, Preferences, Rights and Limitations of 10.00% Series A Convertible Perpetual Participating Preferred Stock of Surgery Partners, Inc. (the “Certificate of Designation”), the Company may require the conversion of all, but not less than all, of the Series A Preferred Stock pursuant to the terms and conditions of the Certificate of Designation, after the second anniversary of the date of issuance, if the volume weighted average closing price of the Common Stock for any twenty out of thirty consecutive trading days prior to such date, equals or exceeds $42.00 per share (the “Company’s Optional Conversion Right”). On April 16, 2021, the Company notified BCPE that the Company’s Optional Conversion Right had been triggered, and that all outstanding shares of Series A Preferred Stock would convert as of May 17, 2021.
On May 17, 2021, the Company issued 22,608,925 shares of its common stock, $0.01 par value per share (the “Common Stock”) to BCPE, as a result of the conversion of all outstanding shares of the Company’s Series A Preferred Stock at a conversion price of $19.00 per share. As a result of such conversion, the Company currently has no shares of Series A Preferred Stock issued or outstanding.
The shares of Common Stock issued upon the conversion of the Series A Preferred Stock were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Thomas F. Cowhey Thomas F. Cowhey Executive Vice President and Chief Financial Officer
Date: May 18, 2021